UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

NANOVIRICIDES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

NANOVIRCIDES, INC.

135 Wood Street, Suite 205

West Haven, Connecticut 06516

November 29, 2012

To Our Stockholders:

On behalf of the Board of Directors of NanoViricides, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on January 16, 2013, at 10:00 a.m., Eastern Daylight Time, at The Inn at Villa Bianca, 312 Roosevelt Drive, Seymour, Connecticut 06483.

At this year’s annual meeting you will be asked to: (i) elect one Class I Director who will serve for a two year term; (ii) ratify the selection of our independent registered public accountants; and (iii) transact such other business as may properly come before the annual meeting. The accompanying Notice of Meeting and proxy statement describe these matters. We urge you to read this information carefully.

Our board of directors (“Board”) unanimously believes that election of its nominee to serve as our director of Class I and ratification of the selection of our independent registered public accountants are in the best interests of NanoViricides, Inc. and its stockholders and, accordingly, recommends a vote “FOR” each of the nominees for the director named in the proxy statement and a vote “FOR” the ratification of the selection of our independent registered public accountants.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

NANOVIRICIDES, INC.

Anil Diwan,
President and Chairman of the
Board of Directors

NANOVIRCIDES, INC.

Notice of Annual Meeting of Stockholders

To Be Held on January 16, 2013

To Our Stockholders:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the “Annual Meeting”), of NanoViricides, Inc. (the “Company” or “NanoViricides”). The Annual Meeting will be held on January 16, 2013, at 10:00 a.m., Eastern Daylight Time, at The Inn at Villa Bianca, 312 Roosevelt Drive, Seymour, Connecticut 06483, for the following purposes:

1.          Re-election of Anil Diwan as a Class I director for a two-year term expiring at the 2014 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal (Proposal 1);

2.          To ratify the appointment of Li & Company, P.C. as the Company’s independent registered public accounting firm for the year ending June 30, 2013 (Proposal 2); and

3.          To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. Please note that you will be asked to present proof that you are a shareholder of the Company as well as valid picture identification, such as a driver’s license or passport, in order to attend the Annual Meeting. The use of cameras, recording devices and other electronic devices will be prohibited at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of common stock you own, you are requested to sign, date and return the enclosed proxy card promptly. Any shareholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the President of the Company so that it is received no later than 5:00 p.m. (New York City time) on January 15, 2013; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the President of the Company so that it is received no later than 5:00 p.m. (New York City time) on January 15, 2013; or (iii) attending the Annual Meeting and voting in person thereat the shares represented by such proxy card. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to NanoViricides, Inc., 135 Wood Street, Suite 205, West Haven, Connecticut 06516, Attention: Eugene Seymour, M.D., PhD. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.

Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Annual Meeting.

Your Board has fixed the close of business on November 6, 2012 as the record date for the determination of holders of record of the Company’s common stock entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders of record of the Company as of the record date will remain open for inspection during the Annual Meeting until the closing of the polls thereat.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet allows us to provide our stockholders with the information they need, while reducing our printing and mailing costs and the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail contains instructions on how to access this Proxy Statement and the 2012 Annual Report and vote online. The Notice also includes instructions on how you can request a paper copy of the annual meeting materials. If you want more information, please see the Questions and Answers section of this proxy statement or visit the Annual Stockholders Meeting section of our Investor Relations web site. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement as well as in the Notice you received in the mail.

By Order of the Board of Directors

/s/ Anil Diwan
Name: Anil Diwan
Title: President and Chairman of the Board of Directors

December 4, 2012

NANOVIRCIDES, INC.

135 Wood Street, Suite 205

West Haven, Connecticut 06516

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

January 16, 2013

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.001 per share, of NanoViricides, Inc., a Nevada corporation (which is sometimes referred to in this Proxy Statement as “NanoViricides, Inc.,” “NanoViricides,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on January 16, 2013, at 10:00 a.m., Eastern Daylight Time, at The Inn at Villa Bianca, 312 Roosevelt Drive, Seymour, Connecticut 06483 and at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about November 6, 2012. The Company’s Annual Report on Form 10-K for the year ended June 30, 2012, which constitutes the Annual Report to Shareholders and accompanies this Proxy Statement, contains financial statements and certain other information concerning the Company.

At the Annual Meeting, stockholders will be asked:

1.          Re-election of Anil Diwan as director of Class I for a two-year term expiring at the 2014 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal (Proposal 1);

2.          To ratify the appointment of Li & Company, P.C. as the Company’s independent registered public accounting firm for the year ending June 30, 2013 (Proposal 2); and

3.          To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

The Board of Directors has fixed the close of business on November 6, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing.

Proxies and Voting

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Annual Meeting in accordance with instructions contained therein. If a Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of the nominee for director of Class I named in this Proxy Statement (Proposal 1); and FOR the ratification of the appointment of Li & Company, P.C. as the Company’s independent registered public accounting firm for the year ending June 30, 2013 (Proposal 2).

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board of Directors.

Voting

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected Anil Diwan and Eugene Seymour, and each of them, to serve as “Proxyholders” for the Annual Meeting. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.

Revocation of Proxy

A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at NanoViricides, Inc., 135 Wood Street, Suite 205, West Haven, Connecticut 06516, c/o Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

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Beneficial Owner of Shares Held in Street Name.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in ‘‘street name.’’ The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you should receive materials from that organization explaining how to vote and you have the right to direct that organization on how to vote the shares held in your account. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a ‘‘legal proxy’’ from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting.

• Voting by Mail. If you choose to vote by mail, simply mark your proxy card or voting instruction card, date and sign it, and return it to Broadridge Financial Solutions, Inc. in the postage-paid return envelope provided.

• Voting on the Internet. You can also choose to vote on the Internet. The web site for Internet voting is http://www.proxyvote.com and you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

• Voting at the Annual Meeting. The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting, revoke any prior proxy you may have executed and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a “legal proxy”, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

In order to vote via the Internet, please have in front of you either your proxy card or, if you have consented to receive your materials electronically, your email notification advising that materials are available online. A website is contained on each of the documents. Upon entering the Internet address, you will be instructed on how to proceed. If you vote on the Internet, you do not need to return your proxy card or voting instruction card. Beneficial stockholders voting via the Internet should understand that, while we and Broadridge Financial Solutions, Inc. do not charge any fees for voting by Internet, there may nevertheless be associated costs, such as usage charges from Internet access providers, for which you may be responsible.

Internet voting facilities are available now and will close at 11:59 p.m., Eastern Standard Time, on January 15, 2012.

Voting on Other Matters

The Board of Directors knows of no other matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on November 6, 2012 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of November 6, 2012, there were 159,120,997 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to beneficially own 5% or more of our common stock.

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Nominees may have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 2, the ratification of independent auditors, but not with respect to matters that are considered “non routine,” such as the election of directors. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposal 1.

Each share of NanoViricides common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a majority of the votes cast in person or represented by proxy at the Meeting is necessary for the election of the nominee of Class I named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the ratification of the appointment of Li & Company, P.C. as the Company’s independent registered public accounting firm for the year ending June 30, 2013 (Proposal 2).

An inspector of elections appointed by NanoViricides will tabulate votes at the Meeting.

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Proxy Solicitation; Expenses

NanoViricides will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with the Nevada Revised Statutes, a list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 135 Wood Street, Suite 205, West Haven, Connecticut 06516.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the Nevada Revised Statutes in connection with the proposals to be considered at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE MEETING

Why am I receiving this proxy statement?	You are receiving this Proxy Statement from us because you were a stockholder of record at the close of business on the record date of November 6, 2012. As a stockholder of record, you are invited to attend our annual meeting of stockholders (“Annual Meeting”) and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.

Who is entitled to attend and vote at the meeting?	Only holders of record of shares of our common stock at the close of business on November 6, 2012 (the record date) are entitled to notice of, to attend and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

How many shares are outstanding?	On the record date, 159,120,997 shares of our common stock were issued and outstanding and held by approximately 198 holders of record, which does not include stockholders holding our stock in “street name.” Each share of common stock outstanding on the record date is entitled to one vote.

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How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the Annual Meeting, in person or represented by proxy, of the holders of at least a majority of the shares of our common stock, issued and outstanding on the record date and entitled to vote at the Annual Meeting, will constitute a quorum for the transaction of business. If, however, a quorum is not present, in person or represented by proxy, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting until a later time.

What items of business will be voted on at the meeting?	The items of business to be voted on at the Annual Meeting are as follows:

To elect the nominee of Class I named in the accompanying Proxy Statement to serve on the Board of Directors for a two- year term expiring at the 2014 annual meeting of stockholders and until his successor is duly elected and qualified or until their earlier resignation or removal (Proposal 1);

To ratify the appointment of Li & Company, P.C. as the Company’s independent registered public accounting firm for the year ending June 30, 2013 (Proposal 2); and

To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

What happens if additional matters are presented at the meeting?	The only items of business that our Board of Directors intends to present at the Annual Meeting are set forth in this proxy statement. As of the date of this proxy statement, no stockholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

How does the Board of Directors recommend that I vote?	Our Board of Directors recommends that you vote your shares “FOR” the election of the director nominee, and “FOR” the ratification of the appointment of Li & Company, P.C.

What shares can I vote at the meeting?	You may vote all of the shares you owned as of November 6, 2012, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Some of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Annual Meeting or direct the proxyholder how to vote your shares on your behalf at the Annual Meeting by fully completing, signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner. If your shares are held in a brokerage account or by a trustee or another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or other nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct in the voting instruction card. The broker, trustee or other nominee may either vote in person at the Annual Meeting or grant a proxy and direct the proxyholder to vote your shares at the Annual Meeting as you instruct in the voting instruction card. You may also vote in person at the Annual Meeting, but only after you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the Annual Meeting?	As discussed previously, whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting by completing and returning the enclosed proxy card or voting instruction card. If you provide specific instructions with regard to items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the Annual Meeting will be voted “FOR” the election of the director nominee and “FOR” the ratification of the appointment of Li & Company, P.C

How can I vote my shares in person at the meeting?	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a stockholder of record but hold shares through a broker, trustee or nominee, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The Annual Meeting will begin promptly at 10:00 a.m. (local time). Check-in will begin at 9:30 a.m. Even if you plan to attend the Annual Meeting, we recommend that you also complete, sign and date the enclosed proxy card or voting instruction card and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Can I change my vote or revoke my proxy?	You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

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You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If you are a beneficial owner, you may change your vote by submitting a new voting instruction card to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Is my vote confidential	Proxy cards, voting instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, except as required by law to Corporate Stock Transfer, Inc., our transfer agent, to allow for the tabulation of votes and certification of the vote, and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item	Each outstanding share of our common stock entitles the holder to one vote per share on each matter considered at the Annual Meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

Proposal No. 1	The election of directors requires a plurality of the votes cast for the election of directors and, accordingly, so long as a quorum is present, the director nominees receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected to serve as director. You may vote either “FOR” or “WITHHOLD” your vote for the director nominee. A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

Proposal No. 2	Stockholder ratification of the appointment of Li & Company, P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2013 is not required by law or by our governing instruments. Our Board of Directors, however, is submitting the selection of Li & Company, P.C to our stockholders for ratification as a matter of good corporate governance and practice. The ratification of the appointment of Li & Company, P.C requires the affirmative vote of a majority of the votes cast. You may vote either “FOR” or “AGAINST” ratification of the appointment, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to the ratification of the appointment will not be voted with respect to such ratification, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal and will thus have the same effect as a vote “AGAINST” the proposal. If the stockholders fail to ratify the appointment, our Board of Directors will reconsider whether or not to retain that firm.

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What is a “broker non-vote”?	Under the rules that govern brokers and banks who have record ownership of our shares of common stock that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. For non-routine matters, brokers and banks do not have such discretion, resulting in a broker non-vote.

How are “broker non-votes” counted?	Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?	If you return a proxy card that indicates an abstention from voting on one or more proposals, the shares represented by your proxy will be counted as present for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be counted in tabulating the voting results for any particular proposal. As a result, an abstention will have the same effect as a vote against a proposal (other than the election of directors).

What happens if the meeting is adjourned?	If our Annual Meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the Annual Meeting, unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the Annual Meeting.

Who will serve as inspector of elections?	A representative of Corporate Stock Transfer, Inc., our transfer agent, will tabulate the votes and act as inspector of elections at the Annual Meeting.

What should I do in the event that I receive more than one set of proxy materials?	You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	The enclosed proxy is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to solicitation by mail, our directors, officers and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. We will not pay any additional compensation to our directors, officers or other employees for soliciting proxies. Copies of the proxy materials will be furnished to brokerage firms, banks, trustees, custodians and other nominees holding beneficially owned shares of our common stock, who will forward the proxy materials to the beneficial owners. We may, at our discretion, reimburse brokerage firms, banks, trustees, custodians and other agents for the costs of forwarding the proxy materials. Our costs for forwarding proxy materials will not be significant.

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BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of November 6, 2012, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K), set forth in the summary compensation table on page 15 and (iv) our Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class
TheraCour Pharma, Inc.(2)
135 Wood Street
West Haven, Connecticut 06516	33,360,000	20.1%
Anil Diwan (2) (3)
135 Wood Street
West Haven, Connecticut 06516	40,242,200	25.3%
Eugene Seymour (4)
135 Wood Street
West Haven, Connecticut 06516	6,000,000	3.8%
Stanley Glick
135 Wood Street
West Haven, Connecticut 06516	0	*
All Directors and Executive Officers as a Group (2 persons) (5)	46,242,200	29.1%

(1)            For each shareholder, the calculation of percentage of beneficial ownership is based upon 159,120,997 shares of Common Stock outstanding as of November 6, 2012 and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(2)            Anil Diwan, the Company’s President and Chairman, also serves as the CEO and Director of TheraCour Pharma Inc. and owns approximately 70% of the outstanding capital stock of TheraCour. Anil Diwan has both investment and dispositive power over the Nanoviricides shares held by TheraCour Pharma, Inc. Does not include 7,000,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A”) which votes at the rate of nine shares of Common Stock per each share of Series A and is convertible into three and one half shares of Common Stock upon a change in control of the Company or upon achieving certain trading prices of the Common Stock.

(3)            Anil Diwan, President and Chairman of the Board of Directors. Includes 5,882,200 shares of NanoViricides common stock received by Dr. Diwan as founder and 1,000,000 shares of NanoViricides common stock issuable upon exercise of options held by Dr. Diwan that are currently exercisable or will become exercisable within 60 days. Also includes 33,360,000 owned by TheraCour Pharma, Inc., over which Dr. Diwan holds voting and dispositive power. Does not include 750,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A”) which votes at the rate of nine shares of Common Stock per each share of Series A and is convertible into three and one half shares of Common Stock upon a change in control of the Company or upon achieving certain trading prices of the Common Stock.

(4)            Eugene Seymour, Chief Executive Officer and Director. Includes 6,000,000 shares of NanoViricides common stock held by Dr. Seymour and 500,000 shares of NanoViricides common stock issuable upon exercise of options held by Dr. Seymour that are currently exercisable or will become exercisable within 60 days. Does not include 750,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A”) which votes at the rate of nine shares of Common Stock per each share of Series A and is convertible into three and one half shares of Common Stock upon a change in control of the Company or upon achieving certain trading prices of the Common Stock.

(5)            Includes 33,360,000 shares of Common Stock indirectly owned by certain of the Executive Officers and Directors as a group.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Bylaws provide that our Board of Directors will consist of not less than two nor more than seven members, with such number to be fixed by the Board of Directors and there are currently three members of our Board. The directors are divided into three classes. Each director serves for a term of two years. At each annual meeting, the term of one class of directors expires. The class of directors with a term expiring at this annual meeting consists of one director. At the Annual Meeting, one director of Class I will be elected to serve for a term of two years expiring at the 2014 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the nominee for director named below for a two-year term expiring at the 2014 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. The nominee named below has been nominated by the Board of Directors and has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should the nominee becomes unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated Bylaws.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience, and director positions held currently or at any time during the last five years.

Director Nominee Biographical Information

The age and principal occupation for the past five years of the person nominated as a director is set forth below:

Anil Diwan, PhD, age 54, has been President and the Chairman of the Board of Directors of the Company since consummation of the merger on June 1, 2005. Dr. Diwan simultaneously therewith and since its formation, has also served as the Chief Executive Officer and Director of AllExcel, Inc. (from 1995 to the present) and TheraCour Pharma, Inc. (from 2004 to the present) and is the original inventor of the technologies licensed to NanoViricides Inc., as well as the TheraCour polymeric micelle technologies and products based on them. Since 1992, he has researched and developed TheraCour nanomaterials. Dr. Diwan was the first to propose the development of novel pendant polymers for drug delivery that led to an explosion of research in pharmacological applications of polymeric micelles. Anil has won over 12 NIH SBIR grants. Dr. Diwan holds several issued patents, and threePCT international patent applications in various stages of prosecution in a number of countries, and, and has made intellectual property depositions of several additional patentable discoveries with the patent attorney. Dr. Diwan has held several scholastic distinctions, including an All-India 9th rank on the Joint Entrance Examination of all IIT’s. He holds a Ph.D. in Biochemical Engineering from Rice University (1986) and B.S. in Chemical Engineering from Indian Institute of Technology (IIT) Bombay (1980). We concluded Dr. Diwan’s experience, plus his status as creator of the Company’s technologies, render him uniquely qualified to serve in these capacities.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting is necessary for the election as director of the nominee named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

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THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ABOVE-NAMED

DIRECTOR NOMINEE.

Director Continuing in Office until 2013 Annual Meeting of Stockholders

Eugene Seymour, MD, MPH, age 71, has been Chief Executive Officer (CEO), Interim Chief Financial Officer, and a director of the Company since consummation of the merger on June 1, 2005. From 1996 until May 2005 he has been a private investor and has held no corporate positions. During this period he formed a non-profit foundation that funded both testing and training programs for health workers in Asia and Africa. He was a consultant to the UN Global Program on AIDS and was sent to several countries, (Lithuania, Latvia, Estonia and Russia) to interact with local physicians and assist them in setting up testing programs. Dr. Seymour obtained a Master's degree in the Epidemiology of Infectious Diseases at UCLA in addition to his medical degree. He began clinical practice in Internal Medicine and joined the UCLA Medical School faculty. He left UCLA after two years and joined the USC faculty as Associate Professor. Dr. Seymour served in the Medical Corps of US Army Reserve during the Vietnam era and attained the rank of Major. In 1986, he was requested by the US government to establish a testing laboratory and run a large-scale surveillance program for HIV prevalence in the Hispanic population in Los Angeles. His laboratory ended up testing over 50,000 people. In 1989, he founded StatSure Diagnostic Systems, Inc. (SDS) (formerly Saliva Diagnostic Systems, Inc.), raised capital and developed the rapid HIV antibody blood test (Hema-Strip). He took the company public in 1993 as CEO and President. He left SDS in 1996. Dr. Seymour holds 8 issued patents, and is married with three children, two of whom are physicians. The Company concluded Dr. Seymour’s extensive experience in treating infectious disease and viruses, plus his public company experience, make him an ideal candidate to serve in these capacities.

Director Continuing in Office until 2014 Annual Meeting of Stockholders

Mr. Stanley Glick, CPA, was appointed as an independent Director and as chair of the Audit Committee of the Company on June 22, 2012. Mr. Glick has over forty years of experience in his long career of providing auditing, accounting, tax, and management advisory services, to clients in various industries. Mr. Glick has been a member of several Boards of Directors for not-for-profit organizations in the Westport, Connecticut area. In particular, he has served as a Director and member of Audit Committee of “A Better Chance” of Westport, Connecticut, from 2000 to 2005. From 1977 until present, Mr. Glick has managed an independent practice as a Certified Public Accountant in Connecticut and New York States. Prior to forming his own CPA firm, Mr. Glick was employed by local and regional CPA firms where he performed and supervised audits and financial reporting. Mr. Glick is a member of the American Institute of Certified Public Accountants, The Connecticut Society of Certified Public Accountants, and the New York State Society of Certified Public Accountants. He holds a Bachelor of Business Administration degree in Accounting from Baruch College of Business (now Baruch College of the City University of New York). Mr. Glick is married and lives in Trumbull, Connecticut. We concluded that Mr. Glick’s broad business, accounting and auditing experience meets the criteria of an independent director and an “audit committee Financial Expert. The Company has expanded and enhanced its Board of Directors by the appointment of Stanley Glick CPA, as an independent director. The Company understands that as an SEC-filing company trading on the over-the-counter bulletin-board, the Company is currently not required to appoint independent board members, and is not required to appoint an independent board member financial expert to chair its Audit Committee. However, the Company believes that an independent board member with expertise in financial reporting and management advisory services, chairing the audit committee, would provide additional assurances to the financial community and other users of the Company’s financial statements. Mr. Glick’s appointment as an independent director and audit committee chairman significantly improves the Company’s financial oversight and management.

GOVERNANCE OF THE COMPANY

Board of Directors

Our Board of Directors is currently comprised of the following three members: Anil Diwan, PhD., Euguene Seymour, MD, MPH and Stanley Glick, CPA. Of the three members currently serving on the Board of Directors, the Board of Directors has determined that Stanley Glick, CPA is an independent director and also meets the additional independence standards for audit committee membership set forth by the Securities and Exchange Commission. Additionally, the Board of Directors acted by unanimous written consent in lieu of a meeting approximately three times during the fiscal year ended 2012. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders. The Company encourages its directors to attend the Annual Meeting of Stockholders, and all directors are expected to attend the 2012 annual meeting.

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Board Committees

Although its By-laws provide for the appointment of one, the Company is not required to have separate audit, compensation and nominating committees since its common stock is not currently listed on a national exchange. The Company feels that such committees are essential for strong corporate governance and management oversight. On June 2, 2012 Stanley Glick, CPA was elected, as an independent member, to the Company’s Board of Directors and the Chair of the Company’s Audit Committee. Due to his education and extensive experience as a Certified Public Accountant, Mr. Glick meets the criteria of an independent director and an “Audit Committee Financial Expert” as provided in Release 33-8173 and 34-47235. Our audit committee has responsibility for, among other things, overseeing management’s maintenance of the reliability and integrity of our accounting policies and financial reporting and our disclosure practices; overseeing management’s establishment and maintenance of processes to assure that an adequate system of internal control is functioning; reviewing our annual and quarterly financial statements; appointing and evaluating the independent accountants and considering and approving any non-audit services proposed to be performed by the independent accountants; and discussing with management and our Board our policies with respect to risk assessment and risk management, as well as our significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures, if any. The Board has adopted a charter for the Audit Committee, which sets forth the purpose and responsibilities of the Audit Committee in greater detail. A copy of the charter is available on the Company's website at www.nanoviricides.com.

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of Section 406 of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains codes of ethics and audit committee charters.

Code of Ethics

The Code of Ethics was adopted by NanoViricides, Inc. for the purpose of promoting honest and ethical conduct. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the Code of Ethics. It covers topics such a conflict of interest, compliance with laws, confidentiality of Company Information, encouraging the reporting of any illegal or unethical behavior, fair dealing and use of Company assets. Our Code of Ethics can be found in our filings with the Securities and Exchange Commission at www.sec.gov. In addition, you may request a copy of any such materials, without charge, by submitting a written request to: NanoViricides, Inc. Attention: Secretary, 135 Wood Street, West Haven, Connecticut 06516.

Board Leadership Structure and Risk Oversight

In accordance with our bylaws, our Board appoints our officers, including our chief executive officer and chief financial officer. Our Board does not have a policy on whether the role of the chairman and chief executive officer should be separate and, if it is to be separate, whether the chairman should be selected from the non-employee directors or be an employee. Currently, the roles of the chairman and chief executive officer are separate.

Our Board is primarily responsible for overseeing our risk management processes. Our Board, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, our audit committee supports our Board in discharging its oversight duties and address risks inherent in their respective areas. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach. In particular, the audit committee is responsible for considering and discussing our significant accounting and financial risk exposures and the actions management has taken to control and monitor these exposures. Going forward, we expect that the audit committee will receive periodic reports from management at least quarterly regarding our assessment of such risks. While the Board oversees our risk management, company management is responsible for day-to-day risk management processes. Our Board expects company management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day- to-day activities and to effectively implement risk management strategies adopted by the audit committee and the Board. Our Board believes its administration of its risk oversight function has not affected the Board’s leadership structure.

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Director’s Compensation

At this time, directors receive no remuneration for their services as directors of the Company, nor does the Company reimburse directors for expenses incurred in their service to the Board of Directors. The Company does not expect to pay any fees to its directors for the 2013 fiscal year.

Communications with the Board of Directors

Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at NanoViricides, Inc. Attention: Secretary, 135 Wood Street, West Haven, Connecticut 06516. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board of Directors, as appropriate.

Involvement in Certain Legal Proceedings

No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of NanoViricides.

Name	Age	Position

Anil Diwan, PhD.	54	President, Chairman of the Board of Directors
Eugene Seymour, MD, MPH	71	Chief Executive Officer; Acting Chief Financial Officer

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Anil Diwan, PhD, age 54, has been President and the Chairman of the Board of Directors of the Company since consummation of the merger on June 1, 2005. Dr. Diwan simultaneously therewith and since its formation, has also served as the Chief Executive Officer and Director of AllExcel, Inc. (from 1995 to the present) and TheraCour Pharma, Inc. (from 2004 to the present) and is the original inventor of the technologies licensed to NanoViricides Inc., as well as the TheraCour polymeric micelle technologies and products based on them. Since 1992, he has researched and developed TheraCour nanomaterials. Dr. Diwan was the first to propose the development of novel pendant polymers for drug delivery that led to an explosion of research in pharmacological applications of polymeric micelles. Anil has won over 12 NIH SBIR grants. Dr. Diwan holds several issued patents, and threePCT international patent applications in various stages of prosecution in a number of countries, and, and has made intellectual property depositions of several additional patentable discoveries with the patent attorney. Dr. Diwan has held several scholastic distinctions, including an All-India 9th rank on the Joint Entrance Examination of all IIT’s. He holds a Ph.D. in Biochemical Engineering from Rice University (1986) and B.S. in Chemical Engineering from Indian Institute of Technology (IIT) Bombay (1980). We concluded Dr. Diwan’s experience, plus his status as creator of the Company’s technologies, render him uniquely qualified to serve in these capacities.

Eugene Seymour, MD, MPH, age 71, has been Chief Executive Officer (CEO), Interim Chief Financial Officer, and a director of the Company since consummation of the merger on June 1, 2005. From 1996 until May 2005 he has been a private investor and has held no corporate positions. During this period he formed a non-profit foundation that funded both testing and training programs for health workers in Asia and Africa. He was a consultant to the UN Global Program on AIDS and was sent to several countries, (Lithuania, Latvia, Estonia and Russia) to interact with local physicians and assist them in setting up testing programs. Dr. Seymour obtained a Master's degree in the Epidemiology of Infectious Diseases at UCLA in addition to his medical degree. He began clinical practice in Internal Medicine and joined the UCLA Medical School faculty. He left UCLA after two years and joined the USC faculty as Associate Professor. Dr. Seymour served in the Medical Corps of US Army Reserve during the Vietnam era and attained the rank of Major. In 1986, he was requested by the US government to establish a testing laboratory and run a large-scale surveillance program for HIV prevalence in the Hispanic population in Los Angeles. His laboratory ended up testing over 50,000 people. In 1989, he founded StatSure Diagnostic Systems, Inc. (SDS) (formerly Saliva Diagnostic Systems, Inc.), raised capital and developed the rapid HIV antibody blood test (Hema-Strip). He took the company public in 1993 as CEO and President. He left SDS in 1996. Dr. Seymour holds 8 issued patents, and is married with three children, two of whom are physicians. The Company concluded Dr. Seymour’s extensive experience in treating infectious disease and viruses, plus his public company experience, make him an ideal candidate to serve in these capacities.

There are no family relationships between our executive officers and any director of the Company.

EXECUTIVE COMPENSATION

The following table reflects all forms of compensation for the years ended June 30, 2012, 2011 and 2010.

Name and Principal Position	Year	Salary	Bonus ($)	Stock Award(s) ($)	Option Awards(#)	All Other Compensation ($)	Total ($)

Eugene Seymour,	2012	$275,000	$-	$267,119	-	$-	$542,119
CEO, Director	2011	$275,000		$574,581		$1,917	$851,498
	2010	$254,167	$—	$513,823	—	$—	$767,990

Anil Diwan	2012	$275,000	$-	$431,486		$-	$706,486
President, Director	2011	$275,000		$574,581		$1,917	$851,498
	2010	$252,000	$—	$513,823	-	$—	$765,823

Stanley Glick,	2012	—	—	—	—	—	—
Director*

* Appointed June 22, 2012.

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The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of June 30, 2012.

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Eugene Seymour, CEO and Director	500,000	—	$0.10	September 26, 2015	—	—	—	—

Anil Diwan, President and Director	1,000,000	—	$0.10	September 26, 2015	—	—	—	—

Determination of Compensation

The Company's executive compensation program for the named executive officers (NEOs) is administered by the Board of Directors. The Board of Directors makes independent decisions about all aspects of NEO compensation, and takes into account compensation data and benchmarks for comparable positions and companies in different applicable geographical areas.

The Company's current executives’ compensation program as of the date of this report has been at the same level since 2005. The program is simplistic and is less structured than a more mature corporation. Two of our officers are founders or co-founders of the Company and their ownership in the Company has driven their philosophy to provide modest salaries and no annual bonus. The compensation structure was set to retain capital resources in the Company to further growth.

Compensation Objectives

We believe that the compensation programs for the Company's NEOs should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company's success. Our compensation plans are consequently designed to link individual rewards with Company's performance by applying objective, quantitative factors including the Company's own business performance and general economic factors. We also rely upon subjective, qualitative factors such as technical expertise, leadership and management skills, when structuring executive compensation in a manner consistent with our compensation philosophy.

Elements of Compensation

Base Salary. All full time executives are paid a base salary. Base salaries for our executives are established based on the scope of their responsibilities, professional qualifications, academic background, and the other elements of the executive's compensation, including stock-based compensation. However, at this time current total annual compensation is not in line with comparable companies, because our philosophy was to pay modest salaries with no bonus to conserve capital resources for future company growth. Our intent is to set executives' base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased to align salaries with market levels after taking into account the subjective evaluation described previously.

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Equity Incentive Compensation. We believe that long-term performance is achieved through an ownership culture participated in by our executive officers through the use of stock-based awards. Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. The Board of Directors has the general authority, however, to award equity incentive compensation, i.e. stock options, to our executive officers in such amounts and on such terms as the committee determines in its sole discretion. The Board of Directors does not have a determined formula for determining the number of options available to be granted. The Board of Directors will review each executive's individual performance and his or her contribution to our strategic goals periodically. With the exception of stock options automatically granted in accordance with the terms of the employment agreement with our executive officers, our Board of Directors grants equity incentive compensation at times when we do not have material non-public information to avoid timing issues and the appearance that such awards are made based on any such information. As additional compensation for the year ended June 30, 2012, under the March 3, 2010 employment agreements, the Company issued 593,750 shares of the Company’s Series A Convertible Preferred Stock and 250,000 of the Company’s restricted Common Stock. The convertible preferred series A shares are subject to restriction on sale. The valuation applied to the shares was based upon an appraisal derived from the application of statistical calculations and based upon assumptions at the time of the appraisal which may not be realized.

Compensation of Scientific Advisory Board

The Company installed the Scientific Advisory Board solely to provide ongoing advice to the Company with respect to research, development and marketing of anti-viral and anti-microbial products. The Company anticipates holding four Scientific Advisory Board meetings per annum. As compensation, each member of the Scientific Advisory Board (SAB) will be granted each quarter 10,000 warrants to purchase the Company’s common stock at 120% of the Company’s closing stock quote on the day following the meeting. Should the Company not call a quarterly meeting, quarterly options will be granted on May 15, August 15, November 15, and February 15. The warrants will have a four year expiration date. In addition the Company will reimburse each SAB member for travel and other out-of-pocket expenses incurred in the course of performing their services. For the year ended June 30, 2012, the SAB was granted a total of 240,000 stock warrants exercisable into common shares at prices from $ 0.80 to $ 1.41 per share.

Employment Agreements

On March 3, 2010, the Company entered into employment agreements with its two executive officers, Eugene Seymour, Chief Executive Officer and Chief Financial Officer and Anil Diwan, President and Chairman of Board. Both agreements provide a minimum annual base salary of $250,000 for a term of four years. In addition, Dr. Seymour and Dr. Diwan are eligible for an increase in base salary to $275,000 if the Company consummates a financing with gross proceeds of at least $5,000,000. Also, the base salary shall increase to $300,000 for Dr. Seymour and $300,000 for Dr. Diwan if the Company becomes listed on a national stock exchange.

As additional compensation under the employment agreements, the Company issued 250,000 shares of the Company’s Series A Convertible Preferred Stock and shall issue an additional 250,000 shares of Series A Convertible Preferred Stock on each anniversary of the respective employment agreements.

On March 3, 2010, the Company entered into an employment agreement with Dr. Jayant Tatake to serve as Vice President of Research and Development. The employment agreement provides for term of four years with a base salary of $150,000. In addition, the Company issued 93,750 shares of Series A Convertible Preferred Stock and 125,000 shares of common stock, and will issue an additional 93,750 shares of Series A Convertible Preferred Stock and 125,000 shares of common stock on each anniversary date of the agreement.

On March 3, 2010, the Company entered into an employment agreement with Dr. Randall Barton to serve as Chief Scientific Officer. The employment agreement provides for term of four years with a base salary of $150,000. In addition, the Company issued 125,000 shares of common stock, and will issue an additional 125,000 shares of common stock on each anniversary date of the agreement.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 2, 2012, Stanley Glick, CPA was appointed as an independent member of our Board of Directors. Up until that time we did not have any independent directors on our Board of Directors, and therefore had no formal procedures in effect for reviewing and pre-approving any transactions between us, our directors, officers and other affiliates. We have used and will continue to use our best efforts to insure that all transactions are on terms at least as favorable to the Company as we would negotiate with unrelated third parties.

TheraCour Pharma, Inc.

On May 12, 2005, the Company entered into a Material License Agreement, amended as of January 8, 2007 (the “License”) with TheraCour Pharma, Inc., (“TheraCour”), our largest shareholder. As of the present, TheraCour granted the Company an exclusive license in perpetuity for technologies developed by TheraCour for six virus types: HIV, HCV, Herpes, Rabies, Asian (bird) flu and Influenza. In consideration for obtaining this exclusive license, we agreed: (1) that TheraCour can charge its costs (direct and indirect) plus no more than 30% of direct costs as a development fee and such development fees shall be due and payable in periodic installments as billed; (2) to pay $25,000 per month for usage of lab supplies and chemicals from existing stock held by TheraCour; (3) to pay the greater of $2,000 or actual costs, for other general and administrative expenses incurred by TheraCour on our behalf; (4) to make royalty payments of 15% (calculated as a percentage of net sales of the licensed drugs) to TheraCour; (5) that TheraCour Pharma, Inc. shall retain the exclusive right to develop and synthesize nanomicelle(s), a small (approximately twenty nanometers in size) long chain polymer based chemical structure, as component elements of the Licensed Products. TheraCour agreed that it will develop and synthesize such nanomicelles, to be used for the Licensed Products, exclusively for NanoViricides, and unless such license is terminated, will not develop or synthesize the nanomicelles to be used for the Licensed product for its own sake or for others; and (6) to pay an advance payment equal to twice the amount of the previous months invoice to be applied as a prepayment towards expenses. TheraCour may terminate the License upon a material breach by us as specified in the agreement. However, the Company has the opportunity to cure the breach within 90 days of receipt of notice to terminate the License. On February 15, 2010, the Company approved an Additional License Agreement with TheraCour Pharma, Inc. (“TheraCour”). Pursuant to the exclusive Additional License Agreement, in consideration for the issuance of 7,000,000 shares of the Company’s Series A Convertible Preferred Stock, (the “Series A Preferred”), the Company was granted exclusive licenses, in perpetuity, for technologies, developed by TheraCour, for the development of drug candidates for the treatment of Dengue viruses, Ebola/Marburg viruses, Japanese Encephalitis, viruses causing viral Conjunctivitis (a disease of the eye) and Ocular Herpes.

Development costs charged by and paid to TheraCour Pharma, Inc. was $ 6,617,004 since inception through June 30, 2012, and $ 2,965,030, $ 1,250,901 and $1,086,927 for the years ended June 30, 2012, 2011, and 2010, respectively. No royalties are due or have been paid from inception through June 30, 2012.

As of June 30, 2012, TheraCour owns 33,360,000 shares of the Company’s outstanding common stock and 7,000,000 shares of Series A Preferred. Anil Diwan, the Company’s President and Chairman, also serves as the CEO and Director of TheraCour and owns approximately 70% of the outstanding capital stock of TheraCour.

KARD Scientific, Inc.

In June 2005, the Company engaged KARD Scientific to conduct pre clinical human influenza animal (mouse) studies and provide the Company with a full history of the study and final report with the data collected. This project is on-going. NanoViricides has a fee for service arrangement with KARD. We do not have an exclusive arrangement with KARD; we do not have a contract with KARD; all work performed by KARD must have prior approval of the executive officers of NanoViricides; and we retain all intellectual property resulting from the services by KARD. Dr. Krishna Menon, the Company’s Chief Regulatory Officer- Consulting, a non-executive officer position, is also an officer and principal owner of KARD Scientific. Lab fees charged by KARD Scientific for services for the years ended June 30, 2012, 2011, and 2010, were, $ 507,500, $ 719,462 and $78,940, respectively, and $ 1,860,137 since inception.

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Family Relationships

As of November 6, 2012, there are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Review, Approval or Ratification of Transactions with Related Persons

Under the rules of the Securities and Exchange Commission (“SEC”), a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in the Company’s Code Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit.  In addition, as a Nevada corporation, we are subject to Section 78.140 of the Nevada Revised Statutes, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of directors, which may include the vote of an interested directors provided that two of the following circumstances exist:

(a)          The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.

(b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.

(c) The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.

(d) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Li & Company, P.C. has audited the financial statements of the Company for the year ended June 30, 2012. The Board of Directors desires to continue the services of Li & Company, P.C. for the current year ending June 30, 2013. Accordingly, the Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment by Board of Directors of the firm of Li & Company, P.C. to audit the financial statements of the Company for the current year ending June 30, 2013. Representatives of that firm are expected to be available at the Annual Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required by our Amended and Restated Bylaws or applicable law, the Board of Directors has determined that requesting ratification by stockholders of its selection of Li & Company, P.C. as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of Li & Company, P.C., the appointment will be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

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THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR

RATIFICATION OF THE APPOINTMENT OF LI & COMPANY, P.C. AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees for professional services rendered for NanoViricides by Li & Company, P.C. for the fiscal years ended June 30, 2012 and 2011 were:

	Fiscal 2012	Fiscal 2011
Audit Fees	$138,250	$90,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$138,250	$90,000

Audit Fees. Li & Company, P.C. was engaged as our independent registered public accounting firm to audit our financial statements for the years ended June 30, 2012 and 2011. The aggregate fees for each of the last two years for professional services rendered by the principal accountant for our audits of our annual financial statements and interim reviews of our financial statements included in our fillings with Securities and Exchange Commission on Form 10-K and 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years were approximately were $138,250 in 2012 and $90,000 in 2011.

Audit Related Fees. There were no Audit Related Fees for the fiscal year ended June 30, 2012 and 2011.

Tax Fees. There were no Tax Fees for the fiscal years ended June 30, 2012 and 2011, respectively.

All Other Fees. There were no All Other Fees for the fiscal year ended June 30, 2012 and 2011.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Annual Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2012 fiscal year were timely filed with the SEC.

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REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS

AND OTHER BUSINESS OF STOCKHOLDERS

Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Nevada law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.

Pursuant to Rule 14a-8, we must receive notice of the intention to introduce a director nomination or to present an item of business at our 2013 Annual Meeting (a) not less than one hundred and twenty (120) days nor more than one hundred fifty (150) days prior to August 2, 2013, or (b) not later than the close of business on the fifteenth (15th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2013 Annual Meeting is not held within thirty (30) days before or after January 16, 2013. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the fifteenth (15th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Anil Diwan
Chairman of the Board of Directors,
President and Secretary

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NANOVIRICIDES, INC.
135 WOOD STREET
SUITE 205
WEST HAVEN, CT 06516

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

1. Election of Directors

Nominees	**For**	**Against**	**Abstain**
1 Anil Diwan, PhD	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2 Ratification and approval of the selection of Li & Company, P.C. as the Company's independent registered public accounting firm for the 2013 fiscal year.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000152983_1 R1.0.0.51160

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

NANOVIRICIDES, INC.
Annual Meeting of Stockholders
January 16, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Eugene Seymour and Anil Diwan, and each of them, jointly and severally, the agents and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of NanoViricides, Inc. (the "Company") to be held at The Inn at Villa Bianca, 312 Roosevelt Drive, Seymour, Connecticut 06483, on Wednesday, January 16, 2013, commencing at 10:00 a.m., local time, and any adjournment thereof (the "Meeting"), and to vote all of the stock of the Company, standing in the name of the undersigned on its books as of the close of business on November 6, 2012, and which the undersigned would be entitled to vote, if present, with the same force and effect as if voted by the undersigned and especially to vote said stock with respect to the matters set forth hereon.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000152983_2 R1.0.0.51160

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